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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             Asset Management Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                             ASSET MANAGEMENT FUND
                               MONEY MARKET FUND
                      ADJUSTABLE RATE MORTGAGE (ARM) FUND
                                ULTRA SHORT FUND
                           SHORT U.S. GOVERNMENT FUND
                           INTERMEDIATE MORTGAGE FUND
                         U.S. GOVERNMENT MORTGAGE FUND

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2005

                             ---------------------

                                                                   March 2, 2005

To the Shareholders:

     You are invited to attend a special meeting of the shareholders of Asset Management Fund (the "Trust") to be held at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, at 3:00 p.m. (Eastern time), on April 25, 2005, for the following purposes:

          1. To elect eight Trustees to the Board of Trustees; and

          2. To transact such other business, if any, as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 1, 2005 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Trustees

                                          Daniel K. Ellenwood
                                          Secretary

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY VOTING AS PROMPTLY AS POSSIBLE.

                             ASSET MANAGEMENT FUND
                               MONEY MARKET FUND
                      ADJUSTABLE RATE MORTGAGE (ARM) FUND
                                ULTRA SHORT FUND
                           SHORT U.S. GOVERNMENT FUND
                           INTERMEDIATE MORTGAGE FUND
                         U.S. GOVERNMENT MORTGAGE FUND

                       230 WEST MONROE STREET, SUITE 2810
                            CHICAGO, ILLINOIS 60606

ABOUT THE PROXY SOLICITATION AND SPECIAL MEETING

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Board") of Asset Management Fund (the "Trust"). The proxies will be voted at a special meeting of the shareholders of the Trust to be held on April 25, 2005 at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, at 3:00 p.m. (Eastern time) (the special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting"). This proxy statement and the enclosed proxy are expected to be first mailed on or about March 2, 2005 to shareholders of record at the close of business on February 1, 2005 (the "Record Date").

     At the Special Meeting, shareholders will be asked to elect eight Trustees. If you do not expect to be present at the Special Meeting, please complete, sign and mail the enclosed proxy in the postage-paid envelope provided, allowing sufficient time for the proxy to be received on or before the date of the Special Meeting, or record your vote via telephone or the Internet prior to the Special Meeting. If you properly execute and return the enclosed proxy or submit your vote by telephone or the Internet prior to the Special Meeting, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. Shareholders who communicate proxies by telephone or the Internet have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated by mail described below under "Additional Information -- Revocation of Proxies."

     The Trust consists of six portfolios, the Money Market Fund, the Adjustable Rate Mortgage (ARM) Fund (the "ARM Fund"), the Ultra Short Fund, the Short U.S. Government Fund ("Short U.S. Fund"), the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund (each, a "Fund" and collectively, the "Funds"). Each Fund has its own investment objectives and policies and operates independently for purposes of investments, dividends, purchases and redemptions. Except for the Money Market Fund, each Fund has one class of shares. The Money Market Fund has two classes of shares, Class I and Class D. On the Record Date, the outstanding shares of the Funds were as follows:

FUND                                                           OUTSTANDING SHARES
----                                                           ------------------
Money Market Fund
  Class I...................................................      33,425,382.45
  Class D...................................................      20,720,596.23
ARM Fund....................................................     329,418,871.49
Ultra Short Fund............................................      26,988,538.57
Short U.S. Fund.............................................      14,014,372.01
Intermediate Mortgage Fund..................................      30,885,283.13
U.S. Government Mortgage Fund...............................      16,181,558.01

     Shareholders of record at the close of business on the Record Date are entitled to one vote per share and for each fractional share a proportionate fractional vote for each of the eight Trustees to be elected at the Special Meeting. The election of a Trustee at the Special Meeting requires a plurality of the shares entitled to vote at the Special Meeting.

                              ELECTION OF TRUSTEES

GENERAL

     At the Special Meeting, eight Trustees are expected to be elected to the Board to serve until their respective successors have been elected and qualified or until their earlier resignation or removal. Because the Trust is not required to hold annual meetings of shareholders, Trustees elected at the Special Meeting will hold office for an indefinite period of time.

     It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby FOR the election of the nominees listed below, unless instructed to the contrary. Each of the nominees has agreed to serve as a Trustee if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for such persons, if any, as the Nominating Committee of the Board may recommend.

     All of the nominees, except Ms. Ramirez and Messrs. McKenna, Owen and Shay, Jr., were last elected at the special meeting of shareholders on October 31, 1997. Messrs. McKenna and Shay, Jr. were elected by the Board on October 17, 2002. Ms. Ramirez and Mr. Owen were nominated for election by shareholders by the Board's Nominating Committee on October 21, 2004 and January 31, 2005, respectively. Ms. Ramirez and Mr. Owen were recommended to the Nominating Committee by management. Current Trustee Arthur G. DeRusso is expected to retire from the Board, effective April 24, 2005, and is therefore not standing for re-election.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

NOMINEES

     The nominees for election to the Board, together with information as to their principal business occupations during the past five years, are shown below. Each nominee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by two asterisks. The fund complex consists of the six Funds in the Trust and the AMF Large Cap Equity Institutional Fund, Inc.

                                     POSITION(S) HELD      PRINCIPAL OCCUPATION(S) DURING      NO. OF
                                    WITH TRUST, LENGTH     PAST FIVE YEARS, PRIOR RELEVANT  PORTFOLIOS IN
NAME, BIRTHDATE AND                 OF TIME SERVED AND          EXPERIENCE AND OTHER        FUND COMPLEX
ADDRESS                               TERM OF OFFICE                DIRECTORSHIPS             OVERSEEN
-------------------                 ------------------     -------------------------------  -------------
INDEPENDENT TRUSTEES
Richard M. Amis                  Trustee since 1997.       President, First Federal Commu-         6
(11/1/50)                        Indefinite Term of        nity Bank since 1984; Director,
630 Clarksville Street           Office                    First Financial Trust Company
Paris, TX 75460                                            since 1993; and Chairman, Texas
                                                           Savings and Community Bankers
                                                           Association from 1997 to 1998.

                                     POSITION(S) HELD      PRINCIPAL OCCUPATION(S) DURING      NO. OF
                                    WITH TRUST, LENGTH     PAST FIVE YEARS, PRIOR RELEVANT  PORTFOLIOS IN
NAME, BIRTHDATE AND                 OF TIME SERVED AND          EXPERIENCE AND OTHER        FUND COMPLEX
ADDRESS                               TERM OF OFFICE                DIRECTORSHIPS             OVERSEEN
-------------------                 ------------------     -------------------------------  -------------
David F. Holland                 Trustee since 1993 and    Chairman of the Board, Chief            6
(11/3/41)                        from 1988 to 1989.        Executive Officer and
17 Ledgewood Circle              Indefinite Term of        President, BostonFed Bancorp
Topsfield, MA 01983              Office                    Inc. from 1995 to 2005;
                                                           Chairman of the Board from 1989
                                                           to 2005 and Chief Executive
                                                           Officer from 1986 to 2005,
                                                           Boston Federal Savings Bank;
                                                           Chairman of the Board, Broadway
                                                           National Bank from 1997 to
                                                           2003; Director, Federal Home
                                                           Loan Bank of Boston from 1989
                                                           to 1994 and from 1998 to 2003;
                                                           Chairman, America's Community
                                                           Banking Partners, Inc. from
                                                           1995 to 1997; Director, ACB
                                                           Investment Services, Inc. from
                                                           1995 to 1997; Director, M.S.B.
                                                           Fund, Inc. from 1997 to 2003;
                                                           Director, NYCE Corporation from
                                                           1995 to 2001; Director from
                                                           1990 to 1995 and Chairman from
                                                           1993 to 1994, America's
                                                           Community Bankers; Member from
                                                           1995 to 1997 and President in
                                                           1997, Thrift Institution
                                                           Advisory Council; and Director,
                                                           New England College of Finance
                                                           since 1999.
Gerald J. Levy                   Vice Chairman of the      Chairman since 1984 and                 6
(3/31/32)                        Board since 1997 and      Director since 1963, Guaranty
4000 W. Brown Deer Road          Trustee since 1982.       Bank (from 1959 to 1984, he
Milwaukee, WI 53209              Indefinite Term of        held a series of officer's
                                 Office                    positions, including Presi-
                                                           dent); Chairman, United States
                                                           League of Savings Institutions
                                                           in 1986; Director, FISERV, Inc.
                                                           since 1986; Director, Republic
                                                           Mortgage Insurance Company
                                                           since 1995; Director, Guaranty
                                                           Financial since 1992; Director,
                                                           Federal Asset Disposition
                                                           Association from 1986 to 1989;
                                                           Director and Vice Chairman,
                                                           Federal Home Loan Bank of Chi-
                                                           cago since 2005 and from 1978
                                                           to 1982; and member of Advisory
                                                           Committee, Federal Home Loan
                                                           Mortgage Corporation and
                                                           Federal National Mortgage
                                                           Corporation from 1986 to 1987.

                                     POSITION(S) HELD      PRINCIPAL OCCUPATION(S) DURING      NO. OF
                                    WITH TRUST, LENGTH     PAST FIVE YEARS, PRIOR RELEVANT  PORTFOLIOS IN
NAME, BIRTHDATE AND                 OF TIME SERVED AND          EXPERIENCE AND OTHER        FUND COMPLEX
ADDRESS                               TERM OF OFFICE                DIRECTORSHIPS             OVERSEEN
-------------------                 ------------------     -------------------------------  -------------
William A. McKenna, Jr.          Trustee since 2002.       Chairman Emeritus and Trustee           7
(12/26/36)                       Indefinite Term of        since 2004, Chairman of the
71-02 Forest Avenue              Office                    Board and Chief Executive
Ridgewood, NY 11385                                        Officer from 1992 to 2004 and
                                                           President from 1985 to 2001,
                                                           Ridgewood Savings Bank;
                                                           Director, RSGroup Trust Company
                                                           since 2004; Director, Re-
                                                           tirement System Group, Inc.
                                                           since 1998; Trustee, Irish
                                                           Educational Development
                                                           Foundation, Inc. since 2003;
                                                           Trustee, The Catholic
                                                           University of America since
                                                           2002; Trustee, RSI Retirement
                                                           Trust since 1998; Trustee, St.
                                                           Joseph's College since 1987;
                                                           Director, St. Vincent's
                                                           Services since 1986; Director,
                                                           Boys Hope Girls Hope since
                                                           1979; Director, Calvary Hos-
                                                           pital Fund since 2000;
                                                           Director, St. Aloysius School
                                                           since 2004; Director, American
                                                           Institute of Certified Public
                                                           Accountants since 2004;
                                                           Director, AMF Large Cap Equity
                                                           Institutional Fund, Inc. since
                                                           1989; and Director, M.S.B.
                                                           Fund, Inc. from 1988 to 2003.
Christopher M. Owen              N/A*                      President and Chief Executive         N/A
(4/22/47)                                                  Officer since 1995 and Chief
5615 Chesbro Avenue                                        Financial Officer and Senior
San Jose, CA 95123                                         Vice President of Operations
                                                           from 1991 to 1995, Meriwest
                                                           Credit Union; Director, Mer-
                                                           iwest Mortgage, LLC since 1993;
                                                           and Vice President,
                                                           Manager-Financial Markets
                                                           Group, Westpac Banking
                                                           Corporation from 1983 to 1991.
Maria F. Ramirez                 N/A*                      President and Chief Executive         N/A
(1/1/48)                                                   Officer, Maria Fiorini Ramirez,
One Liberty Plaza,                                         Inc. (global economic and
46th Floor                                                 financial consulting firm)
New York, NY 10006                                         since 1992; Director,
                                                           Independence Community Bank
                                                           since 2000; Director, State-
                                                           wide Savings Bank, SLA from
                                                           1989 to 2000; Director,
                                                           Schroder Hedge Funds Bermuda
                                                           since January 2004; Trustee,
                                                           Pace University since 2000 and
                                                           Member, Pace's Lubin School of
                                                           Business Advisory Board since
                                                           1997; Trustee, Notre Dame High
                                                           School since 2001; and Trustee,
                                                           Big Brother and Big Sister N.J.
                                                           since 2003.

---------------

* Mr. Owen and Ms. Ramirez are nominees for election to the Board and currently hold no position with the Trust.

                                  POSITION(S) HELD                                                NO. OF
                                 WITH TRUST, LENGTH      PRINCIPAL OCCUPATION(S) DURING PAST   PORTFOLIOS IN
NAME, BIRTHDATE AND              OF TIME SERVED AND     FIVE YEARS, PRIOR RELEVANT EXPERIENCE  FUND COMPLEX
ADDRESS                            TERM OF OFFICE              AND OTHER DIRECTORSHIPS           OVERSEEN
-------------------              ------------------     -------------------------------------  -------------
INTERESTED TRUSTEES
Rodger D. Shay**+             Chairman of the Board     Chairman and Director, Shay                   6
(9/26/36)                     since 1997, Trustee       Investment Services, Inc., Shay
1000 Brickell Avenue          since 1993 and Trustee    Financial Services, Inc. and Shay
Miami, FL 33131               from 1985 to 1990.        Assets Management, Inc. since 1997;
                              Indefinite Term of        President, Chief Executive Officer
                              Office                    and Member of the Managing Board,
                                                        Shay Assets Management Co. from 1990
                                                        to 1997; Director, Horizon Bank, FSB
                                                        since 1999 and Chairman from 1999 to
                                                        2002; President, U.S. League
                                                        Securities, Inc. from 1986 to 1992
                                                        and Director from 1986 to 1991; Vice
                                                        President, AMF Large Cap Equity
                                                        Institutional Fund, Inc. since 1995;
                                                        Vice President, M.S.B. Fund, Inc.
                                                        from 1995 to 2003 and Director from
                                                        2001 to 2003; Director, First Home
                                                        Savings Bank, S.L.A. from 1990 to
                                                        1998; President, Bolton Shay and
                                                        Company and Director and officer of
                                                        its affiliates from 1981 to 1985; and
                                                        employed by certain subsidiaries of
                                                        Merrill Lynch & Co. from 1955 to 1981
                                                        (where he served in various executive
                                                        positions including Chairman of the
                                                        Board, Merrill Lynch Government
                                                        Securities, Inc.; and Managing
                                                        Director, Debt Trading Division of
                                                        Merrill Lynch, Pierce, Fenner & Smith
                                                        Inc.).
Rodger D. Shay, Jr.**+        Trustee since 2002.       President and Chief Executive                 6
(9/16/59)                     Indefinite Term of        Officer, Shay Financial Services,
1000 Brickell Avenue          Office                    Inc. since 1997; Senior Vice
Miami, FL 33131                                         President, Shay Assets Management,
                                                        Inc. since 1997; Director, Family
                                                        Financial Holdings, LLC since 2000;
                                                        Director, First Financial Bank and
                                                        Trust since 2003; and Director, First
                                                        Federal Savings and Loan of Memphis
                                                        from 1989 to 1991.

---------------

** This Trustee is an "interested person" of the Trust under the 1940 Act because he holds certain positions with the Trust's investment adviser, Shay Assets Management, Inc., and/or distributor, Shay Financial Services, Inc., and because of his financial interest in Shay Investment Services, Inc., the parent company of the Trust's investment adviser and distributor.

 + Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the
   Board and Trustee.

SHARE OWNERSHIP

     The following table lists the dollar range of equity securities beneficially owned by each Trustee and nominee in each Fund as of December 31, 2004:

                                    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
----------------------------------------------------------------------------------------------------------------------
                                                                                                   AGGREGATE DOLLAR
                                                                                                    RANGE OF EQUITY
                                                                                                   SECURITIES IN ALL
                                                                                                 REGISTERED INVESTMENT
                                                                                       U.S.       COMPANIES OVERSEEN
                          MONEY                 ULTRA      SHORT     INTERMEDIATE   GOVERNMENT   BY NOMINEE IN FAMILY
                          MARKET      ARM       SHORT       U.S.       MORTGAGE      MORTGAGE        OF INVESTMENT
TRUSTEE/NOMINEE            FUND       FUND       FUND       FUND         FUND          FUND            COMPANIES
---------------          --------   --------   --------   --------   ------------   ----------   ---------------------
INDEPENDENT TRUSTEES
                           over       over                  over
Richard M. Amis........  $100,000   $100,000     $0       $100,000      $0              $0         over $100,000
                                    10,001-
Arthur G. DeRusso......     0        50,000       0          0           0               0        10,001- 50,000
                                      over       over       over        over
David F. Holland.......     0       100,000    100,000    100,000     100,000            0         over 100,000
                                               10,001-
Gerald J. Levy.........     0          0        50,000       0           0               0        10,001- 50,000
                                    10,001-
William A. McKenna.....     0        50,000       0          0           0               0        10,001- 50,000
                                      over
Christopher M. Owen....     0       100,000       0          0           0               0         over $100,000

Maria F. Ramirez.......     0          0          0          0           0               0               0

INTERESTED TRUSTEES
                                                            over
Rodger D. Shay.........     0          0          0       100,000        0               0         over 100,000
                            1-        over
Rodger D. Shay, Jr.....   10,000    100,000       0          0           0               0         over 100,000

     The following table sets forth the number of shares beneficially owned by each Trustee, nominee and executive officer and the Trustees, nominees and executive officer as a group in each Fund as of December 31, 2004.

                                         NUMBER OF SHARES IN THE FUNDS
----------------------------------------------------------------------------------------------------------------
                                                                                                         U.S.
                           MONEY                           ULTRA                       INTERMEDIATE   GOVERNMENT
TRUSTEE/NOMINEE/          MARKET                           SHORT        SHORT U.S.       MORTGAGE      MORTGAGE
EXECUTIVE OFFICER          FUND          ARM FUND           FUND           FUND            FUND          FUND
-----------------       -----------    -------------    ------------    -----------    ------------   ----------
INDEPENDENT TRUSTEES
Richard M. Amis.......   107,647.48(1)  1,407,491.62(1)            0     246,196.51(1)           0        0
Arthur G. DeRusso.....            0         2,547.67               0              0              0        0
David F. Holland......            0     1,784,747.55(2) 1,754,791.06(2)  122,420.02(2)  371,956.96(2)     0
Gerald J. Levy........            0                0        2,553.23              0              0        0
William A. McKenna....            0         2,561.63               0              0              0        0
Christopher M. Owen...            0     1,835,740.84(3)            0              0              0        0
Maria F. Ramirez......            0                0               0              0              0        0

INTERESTED TRUSTEES
Rodger D. Shay........            0                0               0      10,126.76              0        0
Rodger D. Shay,
  Jr. ................     1,598.00        20,325.20               0              0              0        0

EXECUTIVE OFFICER
Edward E. Sammons.....            0                0               0       9,514.73              0        0
TRUSTEES, NOMINEES AND
  EXECUTIVE OFFICER AS
  A GROUP.............   109,245.48     5,053,414.52    1,757,344.29     388,258.02     371,956.96        0

---------------
(1) Mr. Amis had through an institution he serves as an officer shared voting and investment power over 107,647.48 Class I shares of the Money Market Fund, 1,404,946.22 shares of the ARM Fund and 246,196.51 shares of the Short U.S. Fund and disclaims beneficial ownership of those shares.

(2) As of December 31, 2004, Mr. Holland had through institutions he served as an officer shared voting and investment power over 1,782,187.16 shares of the ARM Fund, 1,754,791.06 shares of the Ultra Short Fund, 122,420.02 shares of the Short U.S. Fund and 371,956.96 shares of the Intermediate Mortgage Fund. However, Mr. Holland has since retired as officer from those institutions and no longer has shared voting and investment power and disclaims beneficial ownership of those shares.

(3) Mr. Owen had through an institution he serves as an officer shared voting and investment power over 1,835,740.84 shares of the ARM Fund and disclaims beneficial ownership of those shares.

     As of December 31, 2004, the Trustees, nominees and executive officer of the Trust as a group directly owned less than 1% of the shares of each Fund (including each class of the Money Market Fund). As of December 31, 2004, institutions owned by Shay Investment Services, Inc., a closely held corporation controlled by Messrs. Shay and Shay, Jr., held 510,576.27 Class I shares of the Money Market Fund, 581,362.02 shares of the ARM Fund, 76,721.43 shares of the Ultra Short Fund and 14,319.07 shares of the Short U.S. Fund. Messrs. Shay and Shay, Jr. do not have voting and/or investment power over those shares.

     No Independent Trustee nominee owns beneficially or of record, any security of Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc.

COMPENSATION

     The following table sets forth the compensation earned by each Trustee and nominee from the Trust and the fund complex for the fiscal year ended October 31, 2004:

                           AGGREGATE         PENSION OR                                 TOTAL
                          COMPENSATION   RETIREMENT BENEFITS   ESTIMATED ANNUAL   COMPENSATION FROM
                            FROM THE     ACCRUED AS PART OF     BENEFITS UPON      TRUST AND FUND
TRUSTEE/NOMINEE             TRUST(1)       TRUST EXPENSES         RETIREMENT           COMPLEX
---------------           ------------   -------------------   ----------------   -----------------
INDEPENDENT TRUSTEES
Richard M. Amis.........    $20,500             $  0                 $  0              $20,500
Arthur G. DeRusso.......     17,500                0                    0               17,500
David F. Holland........     20,500                0                    0               20,500
Gerald J. Levy..........     20,500                0                    0               20,500
William A. McKenna,
  Jr. ..................     20,500                0                    0               20,500
Christopher M. Owen.....        N/A              N/A                  N/A                  N/A
Maria F. Ramirez........        N/A              N/A                  N/A                  N/A

INTERESTED TRUSTEES
Rodger D. Shay..........          0                0                    0                    0
Rodger D. Shay, Jr. ....          0                0                    0                    0

---------------

(1) Does not include compensation for two telephonic special meetings held during the fiscal year ended October 31, 2004. Compensation for the two telephonic meetings is expected to be paid in 2005.

     The Independent Trustees receive an annual retainer of $10,000. The board and committee meeting attendance fee is $1,500 for each in-person meeting and $500 for each telephonic meeting. During the Trust's last fiscal year, the Board held four regular in-person meetings and two telephonic special meetings. Each Trustee attended 75% or more of the Board meetings and committee meetings (if a member thereof) held during the Trust's last fiscal year.

COMMITTEES

     The Board has two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee met three times during the Trust's last fiscal year. The Nominating Committee met once during the Trust's last fiscal year.

     The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accountant. The Audit Committee is composed entirely of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The members of the Audit Committee are Messrs. Holland, Amis, Levy and McKenna. Mr. Holland is the Chair of the Audit Committee.

     The Nominating Committee is responsible for selection and nomination for election or appointment to the Board of the Independent Trustees. In the event of a vacancy on the Board, the Nominating Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. Suggestions and other correspondence should be sent in writing to Daniel K. Ellenwood, Secretary, Asset Management Fund, 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606. The Nominating Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new nominees. The principal criterion for selection of candidates is the ability to carry out the responsibilities of the Board. The Nominating Committee operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix A. The Nominating Committee is composed entirely of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The members of the Nominating Committee are Messrs. Amis, DeRusso, Holland, Levy and McKenna. Mr. Amis is the Chair of the Nominating Committee.

                             ADDITIONAL INFORMATION

QUORUM AND ADJOURNMENT

     In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third (1/3) of the shares of the Trust, present in person or by proxy, shall constitute a quorum for the transaction of any business at the Special Meeting, except as may otherwise be required by the 1940 Act or other applicable law. Regardless of whether a quorum is present, the Special Meeting may be adjourned by the affirmative vote of shareholders present, in person or by proxy, provided that the Special Meeting is not adjourned for more than six months beyond April 25, 2005. If adjourned, the Special Meeting may be held, within a reasonable time after April 25, 2005 without the necessity of further notice.

     For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For purposes of the election of Trustees, abstentions and broker non-votes will not be counted in favor of or against and will have no effect on the election of Trustees.

REVOCATION OF PROXIES

     Any person giving a proxy has the power to revoke it at any time prior to its exercise by submitting a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust at 230 W. Monroe Street, Chicago, Illinois 60606. In addition, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received prior to the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby FOR the nominees named in this Proxy Statement.

INVESTMENT ADVISER AND DISTRIBUTOR

     The investment adviser of the Trust since December 8, 1997 is Shay Assets Management, Inc. (the "Adviser"), a Florida corporation and investment adviser registered under the Investment Advisers Act of 1940. The Adviser's principal office is located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606. The Trust's principal distributor is Shay Financial Services, Inc. (the "Distributor"), a Florida corporation and a registered broker-dealer, with an office at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606. The Adviser and Distributor are wholly-owned subsidiaries of Shay Investment Services, Inc., a closely held corporation controlled by Messrs. Shay and Shay, Jr. Messrs. Shay and Shay, Jr. are Trustees and nominees for re-election to the Board at the Special Meeting.

ADMINISTRATOR

     The Trust's administrator is BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219.

OFFICERS OF THE TRUST

     The following table sets forth information with respect to each officer of the Trust. Officers receive no compensation from the Trust. The officers of the Trust are elected by the Board on an annual basis.

                                     POSITION(S) HELD      PRINCIPAL OCCUPATION(S) DURING      NO. OF
                                    WITH TRUST, LENGTH     PAST FIVE YEARS, PRIOR RELEVANT  PORTFOLIOS IN
NAME, BIRTHDATE AND                 OF TIME SERVED AND          EXPERIENCE AND OTHER        FUND COMPLEX
ADDRESS                               TERM OF OFFICE                DIRECTORSHIPS             OVERSEEN
-------------------              ------------------------  -------------------------------  -------------
Edward E. Sammons, Jr.           President since 1998.     President, Shay Assets Manage-          7
(12/29/39)                       Term of Office Expires    ment, Inc. since 1997;
230 West Monroe Street           2005                      Executive Vice President and
Suite 2810                                                 member of the Managing Board,
Chicago, IL 60606                                          Shay Assets Management Co. from
                                                           1990 to 1997; Executive Vice
                                                           President and member of the
                                                           Managing Board, Shay Financial
                                                           Services, Co. from 1990 to
                                                           1997; Vice President and
                                                           Secretary, AMF Large Cap Equity
                                                           Institutional Fund, Inc. since
                                                           1995; and Vice President and
                                                           Secretary, M.S.B. Fund, Inc.
                                                           from 1995 to 2003.
Robert T. Podraza                Vice President and        Vice President, Shay Investment         6
(10/21/44)                       Assistant Treasurer       Services, Inc. since 1990; Vice
1000 Brickell Avenue             since 1998. Term of       President and Chief Compliance
Miami, FL 33131                  Office Expires 2005       Officer, Shay Financial
                                                           Services, Inc. since 1997; Vice
                                                           President since 1990 and Chief
                                                           Compliance Officer from 1997 to
                                                           2004, Shay Assets Management,
                                                           Inc.; Chief Compliance Officer,
                                                           Shay Financial Services Co. and
                                                           Shay Assets Management Co. from
                                                           1989 to 1997; and Director,
                                                           National Society of Compliance
                                                           Professionals from 1996 to
                                                           1999.
Trent M. Statczar                Treasurer since 2002.     Financial Services Vice                 7
(8/31/71)                        Term of Office Expires    President since 2003, Financial
3435 Stelzer Road                2005                      Services Director from 2000 to
Columbus, OH 43219                                         2003, Financial Services
                                                           Manager from 1998 to 2000 and
                                                           Financial Services Associate
                                                           Manager from 1997 to 1998,
                                                           BISYS Investment Services;
                                                           Treasurer, AMF Large Cap Equity
                                                           Institutional Fund, Inc. since
                                                           2002.
Daniel K. Ellenwood              Secretary since 1998.     Chief Compliance Officer since          6
(5/8/69)                         Term of Office Expires    2004, Operations/Compliance Of-
230 West Monroe Street           2005                      ficer from 2003 to 2004,
Suite 2810                                                 Operations Manager from 1997 to
Chicago, IL 60606                                          2003, Shay Assets Management,
                                                           Inc.; Compliance Analyst, Shay
                                                           Financial Services, Inc. since
                                                           1996.

                                     POSITION(S) HELD      PRINCIPAL OCCUPATION(S) DURING      NO. OF
                                    WITH TRUST, LENGTH     PAST FIVE YEARS, PRIOR RELEVANT  PORTFOLIOS IN
NAME, BIRTHDATE AND                 OF TIME SERVED AND          EXPERIENCE AND OTHER        FUND COMPLEX
ADDRESS                               TERM OF OFFICE                DIRECTORSHIPS             OVERSEEN
-------------------              ------------------------  -------------------------------  -------------
Frederick J. Schmidt             Chief Compliance Of-      Senior Vice President and Chief         7
(7/10/59)                        ficer since 2004. Term    Compliance Officer, CCO
90 Park Avenue                   of Office Expires 2005    Services of BISYS Fund Services
10th Floor                                                 since 2004; Chief Compliance
New York, NY 10016                                         Officer of four other
                                                           investment companies or fund
                                                           complexes that CCO Services of
                                                           BISYS Fund Services provides
                                                           compliance services since 2004;
                                                           President, FJS Associates
                                                           (regulatory consulting firm)
                                                           from 2002 to 2004; Vice
                                                           President, Credit Agricole
                                                           Asset Management, U.S. from
                                                           1987 to 2002.
Christine A. Cwik                Assistant Secretary       Executive Secretary, Shay               6
(8/11/49)                        since 1999. Term of       Assets Management, Inc. since
230 West Monroe Street           Office Expires 2005       1999; and Executive Secretary,
Suite 2810                                                 Shay Investment Services, Inc.
Chicago, IL 60606                                          from 1997 to 1999.
Alaina V. Metz                   Assistant Secretary       Vice President since 2002 and           7
(4/7/67)                         since 1999 and Assis-     Chief Administrative Officer
3435 Stelzer Road                tant Treasurer since      from 1995 to 2002, BISYS Fund
Columbus, OH 43219               2002. Term of Office      Services; Assistant Secretary
                                 Expires 2005              and Assistant Treasurer, AMF
                                                           Large Cap Equity Institutional
                                                           Fund, Inc. since 1999 and 2002,
                                                           respectively.

PROPOSALS OF SHAREHOLDERS

     The Trust does not hold annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders should send such proposal to the Trust at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606. To be considered for presentation at a meeting of shareholders, the rules of the Securities and Exchange Commission require that, among other things, a shareholder's proposal be received at the offices of the Trust a reasonable time before a solicitation is made. Timely submission of a proposal does not mean that such proposal will be included.

DISCRETION OF PERSONS NAMED IN THE PROXY

     The Board knows of no business other than the election of Trustees that will be presented for consideration at the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with their judgment of the best interests of the Trust.

SHAREHOLDER COMMUNICATIONS

     Shareholders who wish to communicate with the Board or any individual Trustee should send such communications in writing to the attention of Daniel K. Ellenwood, Secretary, Asset Management Fund, 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606.

COSTS OF SOLICITATION

     The cost of solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust, Adviser and/or Distributor. Such solicitations may be by telephone, or otherwise. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board has appointed PricewaterhouseCoopers LLP ("PwC"), an independent registered public accounting firm, as the Trust's independent registered public accountant. Representatives of PwC are not expected to be present at the Special Meeting but are expected to be available to respond to questions and will have the opportunity to make a statement if they so desire.

     AUDIT AND RELATED FEES. The following table provides the aggregate audit and related fees billed by PwC to the Trust during the Trust's last two fiscal years.

                                                              FISCAL YEAR   FISCAL YEAR
                                                                 ENDED         ENDED
                                                                 2003          2004
                                                              -----------   -----------
Audit Fees(1)...............................................   $102,000      $105,000
Audit-Related Fees(2).......................................          0             0
Tax Fees(3).................................................     16,050        22,500
All Other Fees(4)...........................................          0             0

---------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Trust's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

     NON-AUDIT FEES. During the Trust's last two fiscal years, no non-audit fees other than those described above were billed by PwC for services rendered to the Trust and to the Adviser and any entity controlling, controlled by or under common control with the Adviser ("Control Affiliate") that provides ongoing services to the Trust.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee must pre-approve any engagement of the independent registered public accountant to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent registered public accountant. The Chair of the Audit Committee may grant the pre-approval of services to the Trust for non-prohibited services for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     The Audit Committee must also pre-approve any engagement of the independent registered public accountant, including the fees and other compensation to be paid to the independent registered public accountant, to provide any non-audit services to the Adviser (or any Control Affiliate providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust. The Chair of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     For engagements with PwC entered into on or after May 6, 2003, none of the services rendered by PwC to the Trust or to the Adviser or Control Affiliates were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

ANNUAL REPORT

     THE TRUST'S ANNUAL REPORT, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004, WAS PREVIOUSLY MAILED TO SHAREHOLDERS. ANY SHAREHOLDER WISHING TO RECEIVE, WITHOUT CHARGE, ANOTHER COPY OF THE ANNUAL REPORT SHOULD CONTACT THE TRUST AT 230 WEST MONROE STREET, SUITE 2810, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-527-3713.

     Please note that only one annual report or proxy statement may be delivered to shareholders who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual report or proxy statement or to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above.

5% SHAREHOLDERS

     The following table provides certain information as of February 1, 2005 with respect to persons known to the Trust to be beneficial and record owners (having sole voting and dispositive power) of 5% or more of each Fund's outstanding shares:

                                                                              PERCENT OF FUND'S
                                                                NUMBER OF        OUTSTANDING
NAME AND ADDRESS OF OWNER                                        SHARES         COMMON SHARES
-------------------------                                     -------------   -----------------
MONEY MARKET FUND -- CLASS I
  Mesirow Financial Inc.....................................  7,095,485.460        21.23%
  350 North Clark Street
  Chicago, IL 60610-4796
  Enfield Federal Savings & Loan............................  5,711,637.010        17.09%
  Attn: David J O'Connor -- President
  P.O. Box 1279
  Enfield, CT 06083
  Mercer Savings Bank.......................................  3,756,043.450        11.24%
  P.O. Box 227 T
  Celina, OH 45822
  Community Bank Of Tri-County..............................  2,124,402.200         6.36%
  P. O. Box 38
  Attn: David Vaira
  Waldorf, MD 20604
  Union Bank................................................  2,000,476.000         5.98%
  P. O. Box 85484
  Tr 050209343
  San Diego, CA 92186-5484
MONEY MARKET FUND -- CLASS D
  The Citizens Bank FBO.....................................  8,717,868.850        42.07%
  521 Main Street
  Philadelphia, MS 39350
  BISYS Fund Services Inc...................................  7,075,947.000        34.15%
  FBO Total Plus Sweep Customers
  3435 Stelzer Road
  Columbus, OH 43219
  Lincoln Bank..............................................  3,676,422.020        17.74%
  1121 East Main Street
  Plainfield, IN 46168

                                                                              PERCENT OF FUND'S
                                                                NUMBER OF        OUTSTANDING
NAME AND ADDRESS OF OWNER                                        SHARES         COMMON SHARES
-------------------------                                     -------------   -----------------
ULTRA SHORT FUND
  Watertown Savings Bank....................................  7,017,850.065        26.00%
  60 Main Street
  Watertown, MA 02472
  Florence Savings Bank.....................................  1,905,058.692         7.06%
  85 Main St
  Florence, MA 01062
SHORT U.S. FUND
  Franklin Federal Savings and Loan Association.............  1,497,436.906        10.69%
  4501 Cox Road
  Glen Allen, VA 23060
  Flushing Savings Bank FSB.................................  1,031,853.941         7.36%
  144-51 Northern Blvd.
  Flushing, NY 11354
  El Dorado Savings Bank....................................  936,680.768           6.68%
  4040 El Dorado Road
  Placerville, CA 95667-8238
  First Carolina Corporate Credit Union.....................  925,917.691           6.61%
  P.O. Box 49379
  Attn: Fred Eisel
  Greensboro, NC 27419
  Canton Institution for Savings............................  847,884.539           6.05%
  Attn: John W Wigmore
  P.O. Box 282
  Canton, MA 02021
  First Federal Savings & Loan Association of Lincolnton....  844,126.166           6.02%
  320 E Main St
  Attn: CD Stroup JR
  Lincolnton, NC 28092
  First Keystone Federal....................................  838,095.819           5.98%
  22 W State Street
  Attn: Rose M Dimarco
  Media, PA 19063
  Eastern Federal Bank......................................  760,824.473           5.43%
  257 Main St P.O. Box 709
  Attn Treasurer
  Norwich, CT 06360

                                                                              PERCENT OF FUND'S
                                                                NUMBER OF        OUTSTANDING
NAME AND ADDRESS OF OWNER                                        SHARES         COMMON SHARES
-------------------------                                     -------------   -----------------
INTERMEDIATE MORTGAGE FUND
  Umpqua Bank...............................................  4,076,001.587        13.20%
  P.O. Box 1820
  Roseburg, OR 97470
  BankUnited FSB............................................  2,876,486.648         9.31%
  7815 NW 148th Street
  Miami Lakes, FL 33016
  Northwest Savings Bank....................................  2,158,146.893         6.99%
  Second at Liberty Avenue
  P.O. Box 128
  Warren, PA 16365
  The Citizens Bank.........................................  2,048,663.512         6.63%
  500 West Broadway
  Farmington, NM 87401
  First Carolina Corporate Credit Union.....................  2,048,131.616         6.63%
  P.O. Box 49379
  Attn: Fred Eisel
  Greensboro, NC 27419
  Polonia Bank..............................................  1,832,120.560         5.93%
  Attn: Paul D. Rutkowski
  3993 Huntingdon Pike
  Huntingdon Valley, PA 19006
U.S. GOVERNMENT MORTGAGE FUND
  BankUnited FSB............................................  3,477,289.065        21.49%
  7815 NW 148th Street
  Miami Lakes, FL 33016
  Baltimore County Savings Bank.............................  2,008,710.259        12.41%
  4111 E. Joppa Road, Suite 300
  Baltimore, MD 21236
  First Federal Bank FSB....................................  1,743,378.498        10.77%
  109 E. Depot
  P.O. Box 256
  Colchester, IL 62326
  Canton Institution for Savings............................  1,184,952.193         7.32%
  Attn: John W Wigmore
  P.O. Box 282
  Canton, MA 02021
  Skowhegan Savings Bank....................................  932,688.265           5.76%
  P.O. Box 250
  Skowhegan, ME 04976

     BISYS Fund Services Inc., FBO Total Plus Sweep Customers, 3435 Stelzer Rd., Columbus, Ohio 43219, is only the holder of record of the Money Market Fund Class D shares listed above that are held for the benefit of Total Plus Sweep Customers.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Trustees

                                          Daniel K. Ellenwood
                                          Secretary

March 2, 2005

                                                                      APPENDIX A

                             ASSET MANAGEMENT FUND

                          NOMINATING COMMITTEE CHARTER
                           ADOPTED SEPTEMBER 20, 2004

I.  PURPOSE

     The Nominating Committee is a committee of the Board of Trustees of Asset Management Fund (the "Trust"). Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines.

II.  COMPOSITION

     The Nominating Committee shall be comprised of the independent board members, each of whom shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating Committee. For purposes of the Nominating Committee, a board member is independent if he or she is an "Independent Trustee" as that term is defined in Section II.A of the Board Governance Procedures and Guidelines.

     The members of the Nominating Committee shall be appointed by the Board annually and serve until their successors shall be duly appointed and qualified. Unless a Chairman is elected by the Board, the members of the Nominating Committee may designate a Chairman by majority vote.

III.  MEETINGS

     The Nominating Committee shall meet annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Nominating Committee upon reasonable notice to the other members of the Nominating Committee.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Nominating Committee shall:

     A. Board Nominations and Functions

          1. Identify and recommend individuals for membership on the Board as independent board members. The principal criterion for selection of candidates is the ability to carry out the responsibilities of the Board.

          2. Review the Board Governance Procedures and Guidelines, annually, and recommend changes, if any, to the Board.

          3. Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

          4. Review annually Independent Trustee compensation, including compensation deferral programs and Trust ownership criteria, and recommend any appropriate changes to the Independent Trustees as a group.

          5. Coordinate with the Trust's legal counsel an annual evaluation of the performance of the Board.

          6. Oversee the development and implementation by the Trust's investment adviser and legal counsel of a program for the orientation of new Independent Trustees.

     B. Committee Nominations and Functions

          1. Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

          2. Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

     C. Other Powers and Responsibilities

          1. Review this Charter, annually, and recommend changes, if any, to the Board.

          2. Review Trust governance structure for compliance with legal requirements.

          3. Monitor the performance of legal counsel employed by the Trust and the Independent Trustees, if any, and be responsible for the supervision of counsel to the Independent Trustees, if any.

          4. Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Trust, if, in its judgment, that is appropriate.

          5. Retain any search firm to identify Board member candidates, at the expense of the Trust, if, in the Committee's judgment, this is appropriate.

          6. Perform any other activities consistent with this Charter, the Trust's Declaration of Trust and By-Laws and governing law, as the Nominating Committee or the Board deems necessary or appropriate.

          7. Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Nominating Committee deems necessary or appropriate.

     D. Litigation

          As needed, review Trust litigation matters.



                               ____________________________________________________________________________
                              |                                                                            |
                              |                     THREE EASY WAYS TO VOTE YOUR PROXY                     |
                              |          READ THE PROXY STATEMENT AND HAVE THE PROXY CARD AT HAND.         |
ASSET MANAGEMENT FUND         |                                                                            |
230 WEST MONROE STREET        |   TELEPHONE:  Call 1-800-690-6903 and follow the recorded instructions.    |
CHICAGO, ILLINOIS 60606       |    INTERNET:  Go to www.proxyweb.com and follow the on-line directions.    |
                              |        MAIL:  Vote, sign, date and return your proxy by mail.              |
999 999 999 999 99            |  If you vote by Telephone or Internet, you do not need to mail your proxy. |
                              |____________________________________________________________________________|




                                     PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON
                                                     APRIL 25, 2005

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE
                                       BOARD OF TRUSTEES OF ASSET MANAGEMENT FUND

A Special Meeting of Shareholders of Asset Management Fund will be held at the offices of BISYS Fund Services Ohio,
Inc., 3435 Stelzer Road, Columbus, Ohio, on April 25, 2005 at 3:00 p.m., Eastern time. The undersigned hereby appoints
Edward E. Sammons, Jr. and Daniel K. Ellenwood or either of them proxies, with full power of substitution in each, to represent and vote all shares which the undersigned is entitled to vote at the Special Meeting or any adjournment or adjournments thereof.

Whether or not you plan to attend the Special Meeting, please complete, date and sign your proxy card and return it in the envelope provided so that your vote will be counted. As an alternative, please consider voting by telephone at
1-800-690-6903 or over the Internet at www.proxyweb.com.

                                                                     Date:
                                                                          --------------------------------------------

                                                                         [                                         ]

                                                                     Signature of Sharehholder(s) PLEASE SIGN WITHIN BOX

                                                                     Note: Please sign your name exactly as it appears
                                                                     on this proxy. If shares are held jointly, each
                                                                     holder must sign the proxy. If you are signing on
                                                                     behalf of an estate, trust or corporation, please
                                                                     state your title or capacity.

Please fill in the appropriate box as shown using black or blue ink or number 2 pencil.                            [X]
PLEASE DO NOT USE FINE POINT PENS.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE
ELECTION OF THE NOMINEES LISTED BELOW.

ELECTION OF TRUSTEES:

                                                                                     FOR                WITHHOLD
                                                                                   NOMINEES            AUTHORITY
                                                                                 listed at left     to vote for all
                                                                                   (except as       nominees listed
                                                                                 marked to the          at left
(01) Richard M. Amis                 (05) Christopher M. Owen                      contrary)
(02) David F. Holland                (06) Maria F. Ramirez
(03) Gerald J. Levy                  (07) Rodger D. Shay                              [ ]                 [ ]
(04) William A. McKenna, Jr.         (08) Rodger D. Shay, Jr.


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE
LINE PROVIDED BELOW.


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THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING IN
ACCORDANCE WITH THEIR JUDGMENT OF THE BEST INTERESTS OF ASSET MANAGEMENT FUND.

                                               PLEASE SIGN ON REVERSE SIDE
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